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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): January 21, 2003



                           CHAMPION ENTERPRISES, INC.
     ----------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            Michigan                   1-9751                38-2743168
-------------------------------  -------------------  ------------------------
 (State or other jurisdiction     (Commission File         (IRS Employer
        of incorporation)             Number)            Identification No.)


                         2701 Cambridge Court, Suite 300
                          Auburn Hills, Michigan 48326
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                    (Address of principal executive offices)


Registrant's telephone number, including area code: (248) 340-9090


                                       N/A
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         (Former name or former address, if changed since last report.)



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Item 5.  Other Events.

         On January 20, 2003 the Registrant issued a press release, which is attached as Exhibit 99.1.


Item 7.  Exhibits.


Exhibit
Number.

99.1     Press Release dated January 20, 2003

99.2 Loan and Security Agreement, dated as of January 17, 2003, by and among Congress Financial Corporation (Central), as Agent, Wachovia Bank, National Association, as Documentation Agent, the financial institutions from time to time party thereto, as Lenders and Champion Home Builders Co., as Borrower.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     CHAMPION ENTERPRISES, INC.

                                     /s/ Richard P. Hevelhorst
                                    -----------------------------------------
                                     Richard P. Hevelhorst,
                                     Vice President and Controller



Date: January 21, 2003



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                                INDEX TO EXHIBITS



Exhibit No.                Description


99.1     Press Release dated January 20, 2003

99.2 Loan and Security Agreement, dated as of January 17, 2003, by and among Congress Financial Corporation (Central), as Agent, Wachovia Bank, National Association, as Documentation Agent, the financial institutions from time to time party thereto, as Lenders and Champion Home Builders Co., as Borrower.